UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported):  February 20, 2014

MRC Global inc.

(Exact name of registrant as specified in its charter)

Identification Number)
Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
2 Houston Center 909 Fannin, Suite 3100, Houston, TX 77010 (Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition

On February 20, 2014, MRC Global Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press Release of MRC Global Inc. dated February 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 20, 2014

MRC GLOBAL INC.

By:  /s/ James E. Braun

James E. Braun

Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

c

Exhibit No.	Description

99.1	Press Release of MRC Global Inc. dated February 20, 2014